CAMPBELL LEASE OPTION AGREEMENT

State:           Kansas

County:          Allen

Optionor:        Verde Oil Company, a Texas corporation
                 8700 Crownhill, Suite 800
                 San Antonio, TX  78209-1197

Optionee:        Infinity Inc., a Colorado corporation
                 211 West 14th Street
                 Chanute, KS  66720

Effective Date:  December 1, 1999

Lands: The Southeast Quarter (SE-1/4) of Section 29, excluding the water supply well and water disposal well and the equipment associated with these wells, Township 26 South, Range 20 East, Allen County, Kansas

     Optionor, named above, owns of the working interest in the Lands described above. Optionor desires to grant Optionee, named above, an option to acquire a working interest participation interest ("Participation Interest") in the Lands.

     For valuable consideration, the receipt and sufficiency of which Optionor acknowledges, Optionor grants Optionee until March 1, 2001 (the "Option Exercise Date"), the exclusive right and option, but not the obligation, to earn the Participation Interest in Lands on the terms and conditions as set forth in the Operating Agreement attached hereto ("Operating Agreement"). Optionor agrees not to enter into any other agreements which would prevent Optionee from exercising this option on the Lands until after the Option Exercise Date. Should Optionee elect to exercise its option to acquire the Participation Interest within the Option Period, Optionee shall notify Optionor in writing of that election by depositing the notice of election into any U. S. Post Office receptacle with sufficient postage, addressed to Optionor, and tender to Optionor, in the form of a check, payable to Optionor, the amount of $300,000 (the "Option Payment"). The written notice and tender must take place prior to midnight on the Option Exercise Date for this Option to be deemed to have been timely exercised.

     In the event Optionee does not tender the Option Payment on or before the Option Exercise Date, this option shall terminate and the Campbell Lease Option Agreement and the Operating Agreement shall be null and void and of no further force and effect.

     Upon execution of this Option, Optionor shall make available to Optionee all information regarding the Lands including, without limitation, all leases, title opinions, certificates of title, abstracts of title, title data, seismic data, geologic data files, contracts, environmental reports or any other information relating to the Lands

     Upon exercise of the Option, Optionor shall have executed and deliver to Optionee, the Assignment of Oil and Gas Lease attached hereto as Exhibit "B".

     This option is personal to the Optionee and Optionor and may not be assigned. Any purported assignment will be void, will terminate the Optionee's and Optionor's rights in the option.

     Optionor shall file a Memorandum of Option Agreement to protect Optionee's rights under this Option Agreement.

     This Option Agreement is executed by Optionor as of the date of Optionor's signature, but shall be deemed effective for all purposes as of the Effective Date stated above.

                                   Optionor:
                                   Verde Oil Company

Date:
December 15, 1999                  /s/ Stephen P. Ballantyne
                                   Stephen P. Ballantyne
                                   President


                                   Optionee:
                                   Infinity, Inc.

Date:
December 20, 1999                  /s/ Stanton E. Ross
                                   Stanton E. Ross
                                   President

                    BECKER-LARSON SR. LEASES OPTON AGREEMENT

State:           Kansas

County:          Allen

Optionor:        Verde Oil Company, a Texas corporation
                 8700 Crownhill, Suite 800
                 San Antonio, TX  78209-1197

Optionee:        Infinity Inc., a Colorado corporation
                 211 West 14th Street
                 Chanute, KS  66720

Effective Date:  December 1, 1999

Lands:           Becker Lease
                 The West Half of the Southwest Quarter (W-1/2 SW-1/4) and Lot Six (6), less ten acres thereof, Section 29,
                 Township 26 South, Range 20 East of the Sixth P.M.,
                 Allen County, Kansas.

                 Larson Sr. Lease
                 The North Half of the Northwest Quarter (N-1/2 NW-1/4) of Section 32, Township 26, Range 20, Allen County, Kansas

     Optionor, named above, owns a working interest in the Lands described above. Optionor desires to grant Optionee, named above, an option to acquire a working interest participation interest ("Participation Interest") in the Lands, described above.

     For valuable consideration, the receipt and sufficiency of which Optionor acknowledges, Optionor grants Optionee until March 1, 2002 (the "Option Exercise Date"), the exclusive right and option, but not the obligation, to earn the Participation Interest in Lands on the terms and conditions as set forth in the Operating Agreement attached hereto ("Operating Agreement"). Optionor agrees not to enter into any other agreements which would prevent Optionee from exercising this option on the Lands until after the Option Exercise Date.

    This option may be exercised by the Optionee, prior to midnight on the Option Exercise Date, by mailing, Faxing, telegraphing, or delivering in person a written notice of exercise of the option to the Optionor.

     In the event Optionee does not tender the written notice of exercise of the Option on or before the Option Exercise Date, or if Optionor is unable to acquire a working interest in the Lands, this option shall terminate and the Jordan Lease Option Agreement and the Operating Agreement shall be null and void and of no further force and effect.

     Prior to the Option Exercise Date, Optionor shall make available to Optionee all information regarding the Lands including, without limitation, all leases, title opinions, certificates of title, abstracts of title, title data, seismic data, geologic data files, contracts, environmental reports or any other information relating to the Lands

     Upon exercise of the Option, Optionor shall have executed and deliver to Optionee, the Assignment of Oil and Gas Leases attached hereto as Exhibit "B".

     This option is personal to the Optionee and Optionor and may not be assigned. Any purported assignment will be void, will terminate the Optionee's and Optionor's rights in the option.

     Optionor shall file a Memorandum of Option Agreement to protect Optionee's rights under this Option Agreement.

     This Option Agreement is executed by Optionor as of the date of Optionor's signature, but shall be deemed effective for all purposes as of the Effective Date stated above.

                                    Optionor:
                                    Verde Oil Company
Date:
December 15, 1999                   /s/ Stephen P. Ballantyne
                                    Stephen P. Ballantyne
                                    President


                                    Optionee:
                                    Infinity, Inc.

Date:
December 20, 1999                   /s/ Stanton E. Ross
                                    Stanton E. Ross
                                    President

                        JORDAN LEASE OPTION AGREEMENT

State:           Kansas

County:          Allen

Optionor:        Verde Oil Company, a Texas corporation
                 8700 Crownhill, Suite 800
                 San Antonio, TX  78209-1197

Optionee:        Infinity Inc., a Colorado corporation
                 211 West 14th Street
                 Chanute, KS  66720

Effective Date:  December 1, 1999

Lands: Lots 1, S-1/2 of 2, 3, & 4 in the Northeast Quarter (NE-1/4 ) and Lots 2, 5, & 6 in the Northwest Quarter (NW-1/4) of Section 29, Township 26 South, Range 20 East, Allen County, Kansas

     Optionor, named above, is attempting to acquire a working interest in the Lands described above. Optionor desires to grant Optionee, named above, an option to acquire a working interest participation interest ("Participation Interest") in the Lands, described above.

     For valuable consideration, the receipt and sufficiency of which Optionor acknowledges, Optionor grants Optionee until March 1, 2002 (the "Option Exercise Date"), the exclusive right and option, but not the obligation, to earn the Participation Interest in Lands on the terms and conditions as set forth in the Operating Agreement attached hereto ("Operating Agreement"). Optionor agrees not to enter into any other agreements which would prevent Optionee from exercising this option on the Lands until after the Option Exercise Date.

     This option may be exercised by the Optionee, prior to midnight on the Option Exercise Date, by mailing, Faxing, telegraphing, or delivering in person a written notice of exercise of the option to the Optionor.

     In the event Optionee does not tender the written notice of the exercise of this option on or before the Option Exercise Date, or if Optionor is unable to acquire a working interest in the Lands, this option shall terminate and the Jordan Lease Option Agreement and the Operating Agreement shall be null and void and of no further force and effect.

     Prior to the Option Exercise Date, Optionor shall make available to Optionee all information regarding the Lands including, without limitation, all leases, title opinions, certificates of title, abstracts of title, title data, seismic data, geologic data files, contracts, environmental reports or any other information relating to the Lands

     Upon exercise of the Option, Optionor shall have executed and deliver to Optionee, an Assignment of Oil and Gas Leases granting all of Optionee's rights under the Operating Agreement and any leases it has acquired covering the Lands.

     This option is personal to the Optionee and Optionor and may not be assigned. Any purported assignment will be void, will terminate the Optionee's and Optionor's rights in the option.

     Optionor shall file a Memorandum of Option Agreement to protect Optionee's rights under this Option Agreement.

     This Option Agreement is executed by Optionor as of the date of Optionor's signature, but shall be deemed effective for all purposes as of the Effective Date stated above.

                                   Optionor:
                                   Verde Oil Company

Date:
December 15, 1999                  /s/ Stephen P. Ballantyne
                                   President

                                   Optionee:
                                   Infinity, Inc.
Date:
December 20, 1999                  /s/ Stanton E. Ross
                                   President